UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:   January 30, 2012
(Date of earliest event reported:  January 23, 2012)

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HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
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Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2012, the Executive Compensation and Employee Benefits Committee (the “Compensation Committee”) of the Board of Directors of Haverty Furniture Companies, Inc. (the “Company” or “Havertys”) pursuant to the Company’s 2004 Long Term Incentive Plan authorized the grants of Restricted Stock Units (“RSUs”) and Performance Accelerated Restricted Stock Units (“PARSUs”).  The grants were made to individuals subject to the Securities Exchange Commission Section 16 reporting requirements (the “executive officers”), including the following individuals who will be listed as Named Executive Officers (“NEOs”) in the Company’s proxy statement for the year ended December 31, 2011.

Named Executive Officer	Number of RSUs	Number of PARSUs
Clarence H. Smith	14,800	14,800
Dennis L. Fink	8,600	8,600
Steven G. Burdette	7,600	7,600
J. Edward Clary	6,400	6,400
Richard D. Gallagher	5,800	5,800

Each RSU is equivalent to one share of common stock upon vesting.  The RSUs vest in accordance with the schedule set forth in the notice of grant letter attached hereto as Exhibit 10.1, and incorporated herein by reference.   The PARSUs vest in accordance with the schedule set forth in the notice of grant letter attached hereto as Exhibit 10.2 and incorporated herein by reference.  The vesting of the PARSUs may be accelerated if the Target Market Price per share (“TMP”) goal set by the Compensation Committee is achieved.  The TMP is based on the closing stock price of the Company’s Common Stock and must be achieved for 10 consecutive trading days after the Grant Date.  The TMP goal price per share for this grant is $21.00.

On January 23, 2012, the Compensation Committee also approved a new management incentive plan (the “Plan”) to determine cash incentives for the Company’s executive officers. The NEOs are eligible to receive a target payout from 50% to 75% of their 2012 annual base salary.  The Plan allocates 80% of the target payout for Havertys achieving a dollar amount goal of pre-tax earnings on a quarterly, half year and annual basis.  Participants will begin to earn a like percentage of their pre-tax earnings incentive once at least 80% of a goal is met with the percentage earned increasing pro rata up to 120% of target attainment.  The Plan allocates the remaining 20% of the target payout for achieving additional performance criteria or specific projects or initiatives tailored to each person as established by the Compensation Committee.  The Compensation Committee has complete discretion to modify the target cash incentives, weightings or performance criteria during 2012 or may determine that payment of cash incentives for 2012 will not be made due to economic issues or other factors.

Item 9.01                      Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits
10.1           Form of Restricted Stock Units Award Notice.
10.2           Form of Performance Accelerated Restricted Stock Units Award Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
January 30, 2012	By:
Jenny Hill Parker Senior Vice President, Finance, Secretary and Treasurer